SECURITIES AND EXCHANGE COMMISSION
                           	Washington, D.C. 20549



                                   	FORM 8-K

                                	CURRENT REPORT



                    	  Pursuant to Section 13 or 15(d) of the
                          	Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 14, 2000


                      	            FC BANC CORP
                              ----------------------
             	(Exact name of registrant as specified in its charter)




             OHIO                 		33-53596		             34-1718070
        -------------             -------------          ---------------
(State or other jurisdiction   (Commission File No.) 	(IRS Employer I.D. No.)
     of incorporation)



                 Farmers Citizens Bank Building
                 105 Washington Square
                 Box 567, Bucyrus, Ohio                           44820-0567
          ----------------------------------------                -----------
        		(Address of principal executive offices)		              (Zip Code)


Registrant's telephone number, including area code:       (419) 562-7040
                                                          ---------------

Item 5. 	Other Events.
-------  -------------

     	G.W. Holden, President and CEO, announced the resignation of James Pigman from the Board of Directors of FC Banc Corp, Bucyrus, Ohio, and its wholly owned subsidiary, Farmers Citizens Bank, Bucyrus, Ohio. Citing personal reason, Mr. Pigman's resignation is to be effective December 31, 1999.
No immediate replacement has been announced.

                                   	SIGNATURES
                                    ----------

  	 	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          	F C BANC CORP



                                						By: 	/s/ G.W. Holden
                                          ----------------------------------
						                                    	G.W. Holden, President and CEO


Date:  January 14, 2000